Exhibit 10.2

LUIS DANNON BRENDER NOTARY IN LIMA	ONE THOUSAND ONE HUNDRED AND SEVENTY	CERTIFIED COPY
Av. Javier Prado Oeste 705 – Magdalena Phone no. 261-0009 / 261-9081 – Fax: 460-2011	KARDEX No. 032687 – MINUTES: 210	[seal:] LUIS DANNON BRENDER LAWYER NOTARY IN LIMA [signature]

INSTRUMENT No. 222

MODIFICATION OF THE GRANTING OF A SURFACE RIGHT FOR VALUABLE CONSIDERATION BY: MEDIC-SER S.A.C. AND SOCIEDAD PERUANA DE LA CRUZ ROJA, WITH THE INTERVENTION OF GRUPO SALUD DEL PERU S.A.C.

INTRODUCTION

IN THE CITY OF LIMA, CAPITAL CITY OF THE REPUBLIC OF PERU, MAGDALENA DEL MAR DISTRICT, ON THIS TWENTY-SIXTH (26TH) DAY OF JANUARY OF THE YEAR TWO THOUSAND AND TEN (2010) APPEARED BEFORE ME, EDUARDO LAOS DE LAMA, NOTARY IN LIMA, REPLACING THE OWNER OF THIS OFFICE, LUIS DANNON BRENDER, WHO IS ON LEAVE AUTHORIZED BY THE ASSOCIATION OF NOTARIES OF LIMA:

MR. JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 06505966, WHICH HOLDS A CERTIFICATION STATING THAT HE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

HE STATED THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: SINGLE, PROFESSION OR OCCUPATION: MANAGING DIRECTOR.

WITH DOMICILE BY CHOICE FOR THE PURPOSES OF THIS INSTRUMENT AT CALLE LOS PINOS NUMBER 222, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA.

HE HEREBY ACTS ON BEHALF AND IN REPRESENTATION OF MEDIC-SER S.A.C., WITH TAXPAYER IDENTIFICATION NUMBER 20501781291, AND HE IS DULY AUTHORIZED AS PER THE POWERS RECORDED IN ELECTRONIC RECORD NUMBER 11258055 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MRS. DELIA SALAS PALIZA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 23983114, WHICH HOLDS A CERTIFICATION STATING THAT SHE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

SHE STATED THAT SHE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: SINGLE, PROFESSION OR OCCUPATION: OFFICER.

MS. NORMA ISABEL CAMPOBLANCO DE VEGA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 31618399, WHICH HOLDS A CERTIFICATION STATING THAT SHE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

SHE STATED THAT SHE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSWOMAN.

MR. RENÉ ALFREDO BELLOTA REYES, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 29243429, WHICH HOLDS A CERTIFICATION STATING THAT HE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

HE STATED THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: OFFICER.

MS. MARIA ISABEL RUIZ PEREYRA DE LANCHO, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 22072230, WHICH HOLDS A CERTIFICATION STATING THAT SHE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

SHE STATED THAT SHE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: OFFICER.

MR. FREDY SAENZ CALVAY, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 16677139, WHICH HOLDS A CERTIFICATION STATING THAT HE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

HE STATED THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: SINGLE, PROFESSION OR OCCUPATION: OFFICER.

THEY HAVE ALL ESTABLISHED DOMICILE BY CHOICE FOR THE PURPOSES OF THIS INSTRUMENT AT AVENIDA AREQUIPA NUMBER 185, SANTA BEATRIZ URBANIZATION, DISTRICT, PROVINCE AND DEPARTMENT OF LIMA.

THEY ACT ON BEHALF AND IN REPRESENTATION OF SOCIEDAD PERUANA DE LA CRUZ ROJA, WITH TAXPAYER IDENTIFICATION NUMBER 20143306667, AND THEY ARE DULY AUTHORIZED AS PER THE POWERS RECORDED IN ENTRY A-00021 OF ELECTRONIC RECORD NUMBER 01786857 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 10610449, WHICH HOLDS A CERTIFICATION STATING THAT HE CASTED A VOTE IN THE LAST MUNICIPAL ELECTIONS.

HE STATED THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN.

HE HAS ESTABLISHED DOMICILE BY CHOICE FOR THE PURPOSES OF THIS INSTRUMENT AT CALLE LOS PINOS NUMBER 222, SAN ISIDRO DISTRICT, PROVINCE AND DEPARTMENT OF LIMA.

AND HE IS ACTING ON BEHALF AND IN REPRESENTATION OF:

•	MEDIC-SER S.A., WITH TAXPAYER IDENTIFICATION NUMBER 20501781291, DULY AUTHORIZED AS PER THE POWERS RECORDED IN ELECTRONIC RECORD NUMBER 11258055 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

•	GRUPO SALUD DEL PERU S.A.C. WITH TAXPAYER IDENTIFICATION NUMBER 20477840427, DULY AUTHORIZED AS PER THE POWERS RECORDED IN ELECTRONIC RECORD NUMBER 12233774 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

THE APPEARING PARTIES ARE FAMILIAR WITH THE SPANISH LANGUAGE, THEY ALL ACT WITH FULL LEGAL COMPETENCE, FREE WILL, AND KNOWLEDGE, BASED ON THE INFORMATION I PROVIDED REGARDING THIS ACT. I WAS PROVIDED WITH DULY SIGNED MINUTES, WHICH WERE FILED IN MY NOTARIAL FILE UNDER THE APPROPRIATE ORDER NUMBER WITH THE TITLE: “MODIFICATION OF THE GRANTING OF A SURFACE RIGHT FOR VALUABLE CONSIDERATION”, WHICH IS TRANSCRIBED BELOW:

MINUTES

ONE THOUSAND ONE HUNDRED AND SEVENTY ONE

DEAR NOTARY:

WE HEREBY REQUEST THAT YOU ADD TO YOUR REGISTRY OF PUBLIC DEEDS A MODIFICATION TO THE RECORD OF THE GRANTING OF A SURFACE RIGHT FOR VALUABLE CONSIDERATION WHICH IS GRANTED, ON THE ONE HAND BY:

•

MEDIC-SER S.A.C., WITH TAXPAYER IDENTIFICATION NUMBER 20501781291, DOMICILED AT CALLE LOS PINOS NUMBER 222, SAN ISIDRO DISTRICT, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY ITS MANAGING DIRECTOR, MR. JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 06505966 AND BY ITS ATTORNEY-IN-FACT MR. LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 10610449, WHO HOLDS THE POWERS RECORDED IN ENTRIES NUMBER B0001 AND 00003 OF ELECTRONIC RECORD NUMBER 11258055 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA AND CALLAO; HEREINAFTER REFERRED TO AS MEDIC-SER. AND, ON THE OTHER HAND:

•

SOCIEDAD PERUANA DE LA CRUZ ROJA, WITH TAXPAYER IDENTIFICATION NUMBER 20143306667, DOMICILED AT AVENIDA AREQUIPA NUMBER 185, SANTA BEATRIZ URBANIZATION, DISTRICT OF LIMA, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY MS. DELIA SALAS PALIZA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 23983114, BY MS. NORMA ISABEL CAMPOBLANCO DE VEGA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 31618399, RENE BELLOTA REYES, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 29243429, MARIA ISABEL RUIZ DE LANCHO, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 22072230, AND FREDY SAENZ CALVAY, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 16677139, WHO HOLD THE POWERS RECORDED IN ELECTRONIC RECORD NUMBER 01786857 OF THE REGISTRY OF LEGAL ENTITIES AND HOLDING THE POWERS STATED IN ENTRY A-00021 OF ELECTRONIC RECORD NUMBER 01786857 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA AND CALLAO; HEREINAFTER REFERRED TO AS CRUZ ROJA.

WITH THE INTERVENTION OF:

•

GRUPO SALUD DEL PERU S.A.C. WITH TAXPAYER IDENTIFICATION NUMBER 20477840427, WITH DOMICILE ESTABLISHED FOR THE PURPOSES OF THIS ACT AT CALLE LOS PINOS NUMBER 222, SAN ISIDRO, LIMA, REPRESENTED BY MR. LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 10610449, HOLDING THE POWERS STATED IN ELECTRONIC RECORD NUMBER 12233774 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA AND CALLAO; HEREINAFTER REFERRED TO AS GSP.

THIS DOCUMENT WILL BE SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

CLAUSE 1

BACKGROUND INFORMATION:

1.1.

ON THE EIGHTH DAY OF JULY OF THE YEAR TWO THOUSAND AND NINE, CRUZ ROJA AND MEDIC-SER CELEBRATED A CONTRACT FOR THE GRANTING OF A SURFACE RIGHT FOR VALUABLE CONSIDERATION (THE CONTRACT) BY VIRTUE OF WHICH CRUZ ROJA CREATED IN FAVOR OF MEDIC-SER A SURFACE RIGHT BELOW AND ABOVE SURFACE OF THE REAL PROPERTY NAMED “CLÍNICA DELGADO” [DELGADO CLINIC]. THE CONTRACT STATES THAT GSP INTERVENED IN THE CONTRACT.

1.2.	BY MEANS OF THIS DOCUMENT, THE PARTIES UNDERTAKE TO MODIFY THE CONTRACT IN THE TERMS AND CONDITIONS DETAILS IN THE CLAUSE BELOW:

CLAUSE 2

MODIFICATION OF THE CONTRACT

2.1.	THE PARTIES HEREBY AGREE TO MODIFY NUMBER 11.8 OF CLAUSE ELEVEN OF THE CONTRACT AS DETAILED BELOW:

“11.8. MEDIC-SER SHALL PERFORM A CAPITAL INCREASE FOR THE SUM OF S/ 1,500,000.00 (ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 NEW PERUVIAN SOLES), WHICH SHALL BE RECORDED WITHIN SIXTY (60) BUSINESS DAYS, AT THE LATEST, FOLLOWING THE VERIFICATION OF THE RECORDING OF THE SURFACE RIGHT IN THE REGISTRATION ENTRY OF THE REAL PROPERTY CALLED CLÍNICA DELGADO.”

2.2.	THE PARTIES HEREBY AGREE TO INCLUDE THE FOLLOWING TEXT AS NUMBER 11.9 OF CLAUSE ELEVEN OF THE CONTRACT:

“11.9 CRUZ ROJA ACKNOWLEDGES THAT, BEFORE THE CAPITAL INCREASE STATED IN 11.8 ABOVE IS PERFORMED, MEDIC-SER SHALL PERFORM A REDUCTION OF CAPITAL IN ORDER TO CANCEL THE PASSIVE DIVIDENDS EXISTING AT THE TIME OF THE ACQUISITION OF THE SHARES OF MEDIC-SER BY GSP.”

2.3.	THE PARTIES HEREBY AGREE TO MODIFY THE SECOND PARAGRAPH OF ITEM 1 OF ANNEX 3 TO THE CONTRACT “PRELIMINARY DRAFT OF THE PROJECT – DESCRIPTIVE STATEMENT” AS DETAILED BELOW:

“THE SURFACE OF THE REAL PROPERTY CLÍNICA DELGADO IS 7,610.95 M2”

CLAUSE 3

TERM OF THE CONTRACT

3.1.

BY VIRTUE OF THIS DOCUMENT AND IN ORDER FOR THE CONTRACT NOT TO BE SUBSEQUENTLY CONTESTED, EXCEPT FOR THE TERMS MODIFIED AS PER THIS DOCUMENT, THE REPRESENTATIVES OF MEDIC-SER SIGNING THIS MODIFICATION RATIFY THE CONTRACT AS A WHOLE.

3.2.	THE PARTIES AGREE THAT THE REMAINING CLAUSES OF THE CONTRACT SHALL CONTINUE TO BE VALID, PROVIDED THAT THEY DO NOT CONTRADICT ANY OF THE TERMS ESTABLISHED IN THIS DOCUMENT.

3.3.	THE TERMS WITH AN INITIAL CAPITAL LETTER SHALL HAVE THE DEFINITION ESTABLISHED IN THE CONTRACT.

THE NOTARY MAY ADD ANY CLAUSES AS REQUIRED BY LAW AND SHALL NOTIFY THIS TO THE PERTAINING PUBLIC REGISTRIES FOR THE APPROPRIATE REGISTRATION OF THE AMENDMENTS.

SIGNED AS PROOF OF AGREEMENT IN LIMA, ON THIS THIRTIETH DAY OF AUGUST OF THE YEAR TWO THOUSAND AND NINE.

SIGNED BY: JESUS ANTONIO ZAMORA LEON.

LUIS DANNON BRENDER NOTARY IN LIMA	ONE THOUSAND ONE HUNDRED AND SEVENTY TWO	CERTIFIED COPY
Av. Javier Prado Oeste 705 – Magdalena Phone no. 261-0009 / 261-9081 – Fax: 460-2011

SIGNED: LUIS FELIPE PINILLOS CASABONNE

SIGNED: DELIA SALAS PALIZA

SIGNED: NORMA ISABEL CAMPOBLANCO DE VEGA

SIGNED: RENE ALFREDO BELLOTA REYES

SIGNED: MARIA ISABEL RUIZ PEREYRA DE LANCHO

SIGNED: FREDY SAENZ CALVAY

THESE MINUTES ARE AUTHORIZED BY KARLA SEDANO GOMEZ, ATTORNEY-AT-LAW, REGISTERED AT THE ASSOCIATION OF LAWYERS OF LIMA UNDER NUMBER 44748.

CONCLUSION:

AFTER HAVING FORMALIZED THE INSTRUMENT, THE CONTENT OF THE DOCUMENT WAS READ OUT TO THE APPEARING PARTIES FOR THEM TO BE INFORMED, AND THEY DECLARED THAT THEY ARE FAMILIAR WITH THE BACKGROUND INFORMATION AND/OR DOCUMENTS ORIGINATING THE MINUTES AND THIS INSTRUMENT. THE PARTIES STATED THAT THEY KNOW EACH OTHER’S IDENTITIES AND THEY ACKNOWLEDGED THE SIGNATURES IN THE ORIGINATING MINUTES AS THEIRS.

THIS PUBLIC INSTRUMENT STARTS WITH PAGES IDENTIFIED WITH SERIAL NUMBER C: 1222120 AND IT FINISHES ON PAGES IDENTIFIED WITH SERIAL NUMBER C: 1222122.

SIGNATURE AND FINGERPRINT OF: JESUS ANTONIO ZAMORA LEON ON THE FOURTH (4TH) DAY OF FEBRUARY OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: LUIS FELIPE PINILLOS CASABONNE ON THE EIGHTH (8TH) DAY OF FEBRUARY OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: DELIA SALAS PALIZA ON THE THIRD (3RD) DAY OF FEBRUARY OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: NORMA ISABEL CAMPOBLANCO DE VEGA ON THE THIRD (3RD) DAY OF FEBRUARY OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: RENE ALFREDO BELLOTA REYES ON THE SECOND (2ND) DAY OF MARCH OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: MARIA ISABEL RUIZ PEREYRA DE LANCHO ON THE FIFTEENTH (15TH) DAY OF FEBRUARY OF TWO THOUSAND AND TEN (2010).

SIGNATURE AND FINGERPRINT OF: FREDY SAENZ CALVAY ON THE SECOND (2ND) DAY OF MARCH OF TWO THOUSAND AND TEN (2010).

THE SIGNING PROCESS WAS ENDED ON THE 2ND DAY OF MARCH OF TWO THOUSAND AND TEN (2010).

THIS PUBLIC DEED IS AUTHORIZED BY LUIS DANNON BRENDER, AFTER RETURNING TO HIS NOTARIAL POSITION.

SIGNED BY: LUIS DANNON BRENDER, ON THE 2ND DAY OF MARCH OF TWO THOUSAND AND TEN (2010).

[seal:] I HEREBY ISSUE THIS CERTIFIED COPY OF THE PUBLIC DEED RECORDED IN PAGES [hw:] 1170 - UNDER NOTARIAL FORM, SEAL AND SIGNATURE PURSUANT TO LAW. LIMA, 03 MAR 2010

[seal with emblem:] DANNON NOTARIAL OFFICE	Dr. LUIS DANNON BRENDER ATTORNEY-AT-LAW NOTARY IN LIMA	[seal with emblem:] ASSOCIATION OF NOTARIES OF LIMA - PERU